Exhibit 99.37

MBNA MASTER CREDIT CARD TRUST II

SERIES 1998-F

KEY PERFORMANCE FACTORS
January 31, 1999



Expected B Maturity 9/15/2005


Blended Coupon 5.4188%


Excess Protection Level
3 Month Average   5.69%
January, 1999   5.53%
December, 1998   6.16%
November, 1998   5.40%


Cash Yield18.23%


Investor Charge Offs 4.95%


Base Rate 7.75%


Over 35 Day Delinquency 5.29%


Seller's Interest 8.19%


Total Payment Rate14.12%


Total Principal Balance$40,086,865,639.98


 Investor Participation Amount$500,000,000.00


Seller Participation Amount$3,284,946,121.49